Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 2 TO CREDIT AGREEMENT

AMENDMENT NO. 2 TO CREDIT AGREEMENT, dated as of June 2, 2017 (this “Amendment”), to the Amended and Restated Credit Agreement dated as of February 14, 2017 (such credit agreement being referred to herein as the “Credit Agreement”) among NGL ENERGY PARTNERS LP, a Delaware limited partnership (“Parent”), NGL ENERGY OPERATING LLC, a Delaware limited liability company (“Borrowers’ Agent”), each subsidiary of the Parent identified as a “Borrower” under the Credit Agreement (together with the Borrowers’ Agent, each, a “Borrower” and collectively, the “Borrowers”), each subsidiary of Parent identified as a “Guarantor” under the Credit Agreement (together with the Parent, each, a “Guarantor” and collectively, the “Guarantors”) DEUTSCHE BANK AG, NEW YORK BRANCH, as technical agent (in such capacity, together with its successors in such capacity, the “Technical Agent”) and DEUTSCHE BANK TRUST COMPANY AMERICAS (“DBTCA”), as administrative agent for the Secured Parties (in such capacity, together with its successors in such capacity, the “Administrative Agent”) and as collateral agent for the Secured Parties (in such capacity, together with its successors in such capacity, the “Collateral Agent”) and each financial institution identified as a “Lender” or an “Issuing Bank” under the Credit Agreement (each, a “Lender” and together with the Technical Agent, the Administrative Agent and the Collateral Agent, the “Secured Parties”).

RECITALS

WHEREAS, the Borrowers have requested certain amendments to the Credit Agreement; and

WHEREAS, the Lenders have agreed to amend the Credit Agreement solely upon the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto hereby agree as follows:

1.             Defined Terms.  Unless otherwise noted herein, terms defined in the Credit Agreement and used herein shall have the respective meanings given to them in the Credit Agreement.

2.             Amendment to Section 1.1 (Certain Defined Terms) of the Credit Agreement.  Section 1.1 of the Credit Agreement is hereby amended by deleting the table in the definition of “Applicable Commitment Fee Percentage” and replacing such table with the table set forth below:

Leverage Ratio	Commitment Fee Percentage
Category 1: Less than or equal to 2.00 to 1.00	0.375%
Category 2: Less than or equal to 3.00 to 1.00 but greater than 2.00 to 1.00	0.375%
Category 3: Less than or equal to 3.50 to 1.00 but greater than 3.00 to 1.00	0.375%
Category 4: Less than or equal to 4.00 to 1.00 but greater than 3.50 to 1.00	0.50%
Category 5: Less than or equal to 4.50 to 1.00 but greater than 4.00 to 1.00	0.50%
Category 6: Less than or equal to 5.00 to 1.00 but greater than 4.5 to 1.00	0.50%
Category 7: Greater than 5.00 to 1.00	0.50%

3.             Amendment to Section 1.1 (Certain Defined Terms) of the Credit Agreement.  Section 1.1 of the Credit Agreement is hereby further amended by amending and restating the definition of “Applicable Margin” as follows:

“Applicable Margin” means, with respect to any Loan, the applicable rate per annum determined in accordance with this definition.  As of the end of each fiscal quarter of the Credit Parties, commencing with the fiscal quarter ending March 31, 2017, the Applicable Margin for Loans shall be adjusted upward or downward, as applicable, to the respective percentages shown in the table below based on the Leverage Ratio as of the last day of such fiscal quarter (determined at the Borrowing Base Reference Time of such day).  For purposes hereof, any such adjustment in the respective amounts of the Applicable Margin, whether upward or downward, shall be effective five Business Days after the Compliance Certificate of the Credit Parties with respect to such fiscal quarter has been delivered to and received by the Administrative Agent in accordance with the terms of Section 6.3(c); provided, however, if any such Compliance Certificate is not delivered in a timely manner as required under the terms of Section 6.3(c), the Applicable Margin for Loans from the date such Compliance Certificate was due until five Business Days after Administrative Agent and Lenders receive the same will be the applicable rate per annum set forth below in Category 7; provided further, that the Applicable Margin for the period commencing on the fifth Business Day after the Compliance Certificate of the Credit Parties with respect to the fiscal quarter ended March 31, 2017 has been delivered to and received by the Administrative Agent in accordance with the terms of Section 6.3(c) and ending on the next upward or downward adjustment of the Applicable Margin for Loans, as hereinabove provided, shall be the applicable rate per annum set forth below in Category 6.

Leverage Ratio	Per Annum Percentage for Revolving Credit LIBOR Borrowings	Per Annum Percentage for Revolving Credit Alternate Base Rate Borrowings
Category 1: Less than or equal to 2.00 to 1.00	1.50%	0.50%
Category 2: Less than or equal to 3.00 to 1.00 but greater than 2.00 to 1.00	1.75%	0.75%
Category 3: Less than or equal to 3.50 to 1.00 but greater than 3.00 to 1.00	2.00%	1.00%
Category 4: Less than or equal to 4.00 to 1.00 but greater than 3.50 to 1.00	2.25%	1.25%
Category 5: Less than or equal to 4.50 to 1.00 but greater than 4.00 to 1.00	2.50%	1.50%
Category 6: Less than or equal to 5.00 to 1.00 but greater than 4.5 to 1.00	2.75%	1.75%
Category 7: Greater than 5.00 to 1.00	3.00%	2.00%

Without limitation of any other provision of this Agreement or any other remedy available to the Administrative Agent or the Lenders under any of the Loan Documents, to the extent that any financial statements delivered by the Borrowers pursuant to Section 6.3 shall be incorrect in any manner in respect any period and the Borrower’s Agent or any other Credit Party shall deliver to the Administrative Agent and/or the Lenders corrected financial statements for such period, the Administrative Agent may recalculate the Leverage Ratio for such period based upon such corrected financial statements, and, if such recalculation results in a Leverage Ratio that would have caused the Applicable Margin for such period to have been higher than under the prior calculations, then upon written notice thereof to the Borrower’s

Agent, the Loans shall bear interest based upon such recalculated Applicable Margin for such period retroactively from the date of delivery of the erroneous financial statements in question.

4.             Amendment to Section 1.1 (Certain Defined Terms) of the Credit Agreement.  Section 1.1 of the Credit Agreement is hereby amended by adding the following definition of “Debt Incurrence Requirements” in the proper alphabetical order:

“Debt Incurrence Financial Ratio Requirements” means, in relation to any Indebtedness incurred under Sections 7.1(b), (f), and (i), immediately after giving effect to the incurrence of any such Indebtedness (and giving pro forma effect to the expected application of proceeds thereof) based upon the Total Indebtedness immediately after giving effect to such incurrence (and application of proceeds) and Consolidated EBITDA for the four fiscal quarters most recently ended on or before the date of such incurrence, (a) the Leverage Ratio of the Credit Parties shall not be greater than 4.0 to 1.0 and (b) the Interest Coverage Ratio of the Credit Parties shall not be less than 2.75 to 1.0.

5.             Amendment to Section 2.1 (Commitments) of the Credit Agreement.  Section 2.1(a) of the Credit Agreement is hereby amended by amending and restating the second sentence thereof as follows:

“Notwithstanding the foregoing, the aggregate principal amount of the Working Capital Revolving Loans outstanding at any time shall not exceed the Total Working Capital Revolving Commitment minus the aggregate Letter of Credit Exposure Amount and Swingline Exposure at such time.”

6.             Amendment to Section 4.1 (All Loans) of the Credit Agreement.  Section 4.1(e) of the Credit Agreement is hereby amended and restated as follows:

“(e)         with respect to each Working Capital Revolving Loan and each Letter of Credit, the Borrower represents to the Administrative Agent for the benefit of the Lenders that, after giving effect to the advancing of such Working Capital Revolving Loan or the issuance of such Letter of Credit, as the case may be, the aggregate Working Capital Revolving Exposures of all Lenders at such time will not exceed the Total Working Capital Revolving Commitment or the Borrowing Base (determined and calculated on the date such Working Capital Revolving Loan is made or such Letter of Credit is issued).”

7.             Amendment to Section 7.1 (Indebtedness) of the Credit Agreement.  Section 7.1 of the Credit Agreement is hereby amended as follows:

(a)           Section 7.1(b) is hereby amended by amending and restating the proviso thereto as follows:

“provided that; the sum of (x) the aggregate amount of Indebtedness permitted by this clause (b), plus (y) the aggregate amount of Indebtedness permitted by clause (f) below, plus (z) the aggregate amount of Indebtedness permitted by clause (i) below, does not exceed (A) five percent (5.0%) of Partners’ Capital in the aggregate at any time outstanding and (B) at the time of and immediately after giving effect to the incurrence of any such Indebtedness, if the Debt Incurrence Financial Ratio Requirements are not satisfied with respect to the incurrence of such Indebtedness, 2.5% of Partners’ Capital;”

(b)           Section 7.1(f) is hereby amended by amending and restating clause (ii) of the proviso thereto as follows:

“(ii) the sum of (x) the aggregate amount of Indebtedness permitted by this clause (f), plus (y) the aggregate amount of Indebtedness permitted by clause (b) above, plus (z) the aggregate amount of Indebtedness permitted by clause (i) below, does not exceed (A) five percent (5.0%) of Partners’ Capital in the aggregate at any time outstanding and (B) at the time of and immediately after giving effect to the incurrence of any such Indebtedness, if the Debt Incurrence Financial Ratio Requirements are not satisfied with respect to the incurrence of such Indebtedness, 2.5% of Partners’ Capital;”

(c)           Section 7.1(i) is hereby amended by amending and restating the proviso thereto as follows:

“provided that the sum of (x) aggregate amount of Indebtedness permitted by this clause (i), plus (y) the aggregate amount of Indebtedness permitted by clause (b) above, plus (z) the amount of outstanding Indebtedness permitted by clause (f) above, does not exceed (A) five percent (5.0%) of Partners’ Capital in the aggregate at any time outstanding and (B) at the time of and immediately after giving effect to the incurrence of any such Indebtedness, if the Debt Incurrence Financial Ratio Requirements are not satisfied with respect to the incurrence of such Indebtedness, 2.5% of Partners’ Capital;”

8.             Amendment to Section 7.10 (Redemption, Dividends, Equity Issuance, Distributions and Payments) of the Credit Agreement.  Section 7.10 of the Credit Agreement is hereby amended as follows:

(a)           Subsection (a) of Section 7.10 is hereby amended by adding the following words immediately before the words “or set aside any amount for any such purpose” in the first clause thereof:

“or any Equity Interests of the General Partner” ; and

(b)           Subsection (b) of Section 7.10 is hereby amended by amending and replacing clause (iii) with the following clause (iii):

“(iii) Cash Dividends to the holders of any Equity Interests of the Parent, so long as (x) no Default or Event of Default exists both immediately before and after giving effect to the declaration and the payment of such Cash Dividend, (y) such Cash Dividend does not exceed Available Cash for such quarterly period, and (z) if the amount of such Cash Dividends to be paid to common unit holders during any fiscal quarter would, on a per unit basis immediately after giving effect to the payment of such Cash Dividends to common unit holders, be greater than the amount of such Cash Dividends paid to common unit holders on a per unit basis during the  immediately preceding fiscal quarter, the Leverage Ratio as of the last day of the fiscal quarter (determined at the Borrowing Base Reference Time of such day) ending immediately prior to the payment of such Cash Dividend to common unit holders (or if such Cash Dividend to common unit holders is to be paid on the last day of a fiscal quarter, the last day of such fiscal quarter) is less than 4.25 to 1.00;”

9.             Amendment to Section 7.11 (Financial Covenants) of the Credit Agreement.  Section 7.11 of the Credit Agreement is hereby amended and restated as follows:

“Section 7.11        Financial Covenants.

(a)           Commencing with the fiscal quarter ending June 30, 2017, permit the Leverage Ratio of the Credit Parties as of the last day of any fiscal quarter (determined at the Borrowing Base Reference Time of such day) to be greater than the ratio set forth in the table below under the heading “Maximum Leverage Ratio” opposite the last day of such fiscal quarter:

Fiscal Quarter Ending	Maximum Leverage Ratio
6/30/2017	5.50 to 1.0
9/30/2017	5.50 to 1.0
12/31/2017	5.50 to 1.0
3/31/2018	4.75 to 1.0
6/30/2018	4.75 to 1.0
9/30/2018	4.75 to 1.0
12/31/2018	4.75 to 1.0
3/31/2019 and the last day of each fiscal quarter thereafter	4.50 to 1.0

(b)           Commencing with the fiscal quarter ending June 30, 2017, permit the Senior Secured Leverage Ratio of the Credit Parties as of the last day of any fiscal quarter (determined at the Borrowing Base Reference Time of such day) to be greater than the ratio set forth in the table below under the heading “Maximum Senior Secured Leverage Ratio” opposite the last day of such fiscal quarter:

Fiscal Quarter Ending	Maximum Senior Secured Leverage Ratio
6/30/2017	2.50 to 1.0
9/30/2017	2.50 to 1.0
12/31/2017	2.50 to 1.0
3/31/2018 and the last day of each fiscal quarter thereafter	3.25 to 1.0

(c)           Commencing with the fiscal quarter ending June 30, 2017, permit the Interest Coverage Ratio of the Credit Parties as of the last day of any fiscal quarter (determined at the Borrowing Base Reference Time of such day) to be less than the ratio set forth in the table below under the heading “Minimum Interest Coverage Ratio” opposite the last day of such fiscal quarter:

Fiscal Quarter Ending	Minimum Interest Coverage Ratio
6/30/2017	2.25 to 1.0
9/30/2017	2.25 to 1.0
12/31/2017	2.25 to 1.0
3/31/2018 and the last day of each fiscal quarter thereafter	2.75 to 1.0

10.          Representations and Warranties; No Default.  To induce the Lenders to enter into this Amendment, each Credit Party that is a party hereto (by delivery of its respective counterpart to this Amendment) hereby (i) represents and warrants to the Administrative Agent and the Lenders that after giving effect to this Amendment, its representations and warranties contained in the Credit Agreement and other Loan Documents are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date); (ii) represents and warrants to the Administrative Agent and the Lenders that it (x) has the requisite power and authority to make, deliver and perform this Amendment; (y) has taken all necessary corporate, limited liability company, limited partnership or other action to authorize its execution, delivery and performance of this Amendment, and (z) has duly executed and delivered this Amendment and (iii) certifies that no Default or Event of Default has occurred and is continuing under the Credit Agreement (after giving effect to this Amendment) or will result from the making of this Amendment.

11.          Effectiveness of Amendments.  This Amendment shall become effective upon the first date on which each of the following conditions has been satisfied:

(a)           Amendment Documents.  The Administrative Agent shall have received this Amendment, duly executed and delivered by each of the Credit Parties, and by Lenders constituting the Required Lenders.

(b)           Fees and Expenses.  The Borrowers shall, upon demand, pay to the Administrative Agent the amount of any and all reasonable fees, costs and expenses that are for the account of the Borrowers pursuant to Section 10.9 of the Credit Agreement, including all such fees, costs and expenses incurred in connection with this Amendment.

(c)           Proceedings and Documents.  All corporate and other proceedings pertaining directly to this Amendment and all documents, instruments directly incident to this Amendment shall be satisfactory to the required Lenders and their respective counsel and the Technical Agent shall have received all such counterpart originals or certified or other copies of such documents as the Technical Agent may reasonably request.

12.          Limited Effect.  Except as expressly provided hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.  The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or the other Loan Documents or for any purpose, except as expressly set forth herein, or a consent to any further or future action on the part of any Credit Party that would require the waiver or consent of the Lenders.  This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

13.          GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAW OF THE STATE OF NEW YORK.

14.          Counterparts.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.  Delivery of an executed counterpart hereof by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

15.          Headings.  Section or other headings contained in this Amendment are for reference purposes only and shall not in any way affect the meaning or interpretation of this Amendment.

16.          Guarantor Acknowledgement.  Each Guarantor party hereto hereby (i) consents to the modifications to the Credit Agreement contemplated by this Amendment and (ii) acknowledges and agrees that its guaranty pursuant to Section 10.18 of the Credit Agreement is, and shall remain, in full force and effect after giving effect to the Amendment.

17.          Lender Acknowledgement.  Each undersigned Lender, by its signature hereto, hereby authorizes and directs DBTCA in its capacity as Administrative Agent and as Collateral Agent to execute this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWERS’ AGENT AND BORROWER:

NGL ENERGY OPERATING LLC,
a Delaware limited liability company

By:	/s/ Robert W. Karlovich III
	Name:	Robert W. Karlovich III
	Title:	Chief Financial Officer and Executive Vice President

PARENT:

NGL ENERGY PARTNERS LP,
a Delaware limited partnership

By:	/s/ Robert W. Karlovich III
	Name:	Robert W. Karlovich III
	Title:	Chief Financial Officer and Executive Vice President

Signature Page to Amendment No. 2 to Credit Agreement

GUARANTORS:

ANTICLINE DISPOSAL, LLC
CENTENNIAL ENERGY, LLC
CENTENNIAL GAS LIQUIDS ULC
CHOYA OPERATING, LLC
GRAND MESA PIPELINE, LLC
HICKSGAS, LLC
HIGH SIERRA CRUDE OIL AND MARKETING, LLC
HIGH SIERRA ENERGY, LP
NGL CRUDE CANADA, ULC
NGL CRUDE CANADA HOLDINGS, LLC
NGL CRUDE CUSHING, LLC
NGL CRUDE LOGISTICS, LLC
NGL CRUDE PIPELINES, LLC
NGL CRUDE TERMINALS, LLC
NGL CRUDE TRANSPORTATION, LLC
NGL ENERGY EQUIPMENT, LLC
NGL ENERGY FINANCE CORP.
NGL ENERGY HOLDINGS II, LLC
NGL ENERGY LOGISTICS, LLC
NGL ENERGY OPERATING LLC
NGL ENERGY PARTNERS LP
NGL LIQUIDS, LLC
NGL-MA, LLC
NGL-MA REAL ESTATE, LLC
NGL MARINE, LLC
NGL MILAN INVESTMENTS, LLC
NGL-NE REAL ESTATE, LLC
NGL PROPANE, LLC
NGL SHIPPING AND TRADING, LLC
NGL SUPPLY TERMINAL COMPANY, LLC
NGL SUPPLY TERMINAL SOLUTION MINING, LLC
NGL SUPPLY WHOLESALE, LLC
NGL WATER SOLUTIONS, LLC
NGL WATER SOLUTIONS BAKKEN, LLC
NGL WATER SOLUTIONS DJ, LLC
NGL WATER SOLUTIONS EAGLE FORD, LLC
NGL WATER SOLUTIONS MID-CONTINENT, LLC
NGL WATER SOLUTIONS PERMIAN, LLC
OPR, LLC
OSTERMAN PROPANE, LLC
SAWTOOTH NGL CAVERNS, LLC
TRANSMONTAIGNE LLC
TRANSMONTAIGNE PRODUCT SERVICES LLC
TRANSMONTAIGNE SERVICES LLC

By:	/s/ Robert W. Karlovich
Name:	Robert W. Karlovich III
Title:	Chief Financial Officer and Executive Vice President

Signature Page to Amendment No. 2 to Credit Agreement

SECURED PARTIES:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent and as Collateral Agent

By:	/s/ Chris Chapman
	Name:	Chris Chapman
	Title:	Director

By:	/s/ Shari Bandner
	Name:	Shai Bandner
	Title:	Vice President

DEUTSCHE BANK AG, NEW YORK BRANCH,
as a Lender, as Swingline Lender, as an Issuing Bank and as Technical Agent

By:	/s/ Chris Chapman
	Name:	Chris Chapman
	Title:	Director

By:	/s/ Shari Bandner
	Name:	Shai Bandner
	Title:	Vice President

Signature Page to Amendment No. 2 to Credit Agreement

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Jason S. York
Name: Jason S. York
Title: Authorized Signatory

BNP PARIBAS,
as a Lender and Issuing Bank

By:	/s/ Suzanne Dumey
Name: Suzanne Dumey
Title: Managing Director

By:	/s/ Deborah P. Whittle
Name: Deborah P. Whittle
Title: Director

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Stephen Monto
Name: Stephen Monto
Title: SVP

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Jake Lam
Name: Jake Lam
Title: Assistant Vice President

Signature Page to Amendment No. 2 to Credit Agreement

ABN AMRO CAPITAL USA LLC,
as a Lender

By:	/s/ J.D. Keverkamp
Name: J.D. Keverkamp
Title: Country Executive

By:	/s/ Michaela Braun
Name: Michaela Braun
Title: Director

TORONTO DOMINION BANK, NEW YORK BRANCH,
as a Lender

By:	/s/ Savo Bozic
Name: Savo Bozic
Title: Authorized Signatory

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Chad Clark
Name: Chad Clark
Title: Managing Director

MIZUHO BANK, LTD.,
as a Lender

By:	/s/ Leon Mo
Name: Leon Mo
Title: Authorized Signatory

Signature Page to Amendment No. 2 to Credit Agreement

UBS AG, STAMFORD BRANCH,
as a Lender

By:	/s/ Craig Pearson
Name: Craig Pearson
Title: Associate Director

By:	/s/ Darlene Arias
Name: Darlene Arias
Title: Director

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:	/s/ Nupur Kumar
Name: Nupur Kamar
Title: Authorized Signatory

By:	/s/ Warren Van Heyst
Name: Warren Van Heyst
Title: Authorized Signatory

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Ushma Dedhiya
Name: Ushma Dedhiya
Title: Authorized Signatory

MACQUARIE BANK LIMITED,
as a Lender

By:	/s/ Andrew Gates
Name: Andrew Gates
Title: Division Director

By:	/s/ Joel Outlaw
Name: Joel Outlaw
Title: Associate Director

Signature Page to Amendment No. 2 to Credit Agreement

CITIZENS BANK, N.A.,
as a Lender

By:	/s/ John Corley
Name: John Corley
Title: Director

Signature Page to Amendment No. 2 to Credit Agreement